SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 1, 2000


                                RAYTHEON COMPANY
             (Exact name of registrant as specified in its charter)


        Delaware                   1-13699                   95-1778500
(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                         Identification Number)

              141 Spring Street
            Lexington, Massachusetts                  02421
        (Address of principal executive offices    (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600

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Item 7.   Financial Statements and Exhibits

          (a)  Exhibits

               The following Exhibits are furnished as part of Item 9 of this report:

       (99.1) Presentation to be made at the Lehman Brothers Industrial Conference on December 1, 2000


Item 9.   Regulation FD Disclosure

          On December 1, 2000, Daniel P. Burnham, Chairman and Chief Executive Officer of Raytheon Company, will make a presentation to securities analysts and investors at the Lehman Brothers Industrial Conference in Palm Beach, Florida. Mr. Burnham's presentation is attached hereto as Exhibit 99.1 and is incorporated in this Item 9 by reference. You can listen to the Lehman Brothers Industrial Conference live by dialing the following toll-free number:
1-800-521-5469. Mr. Burnham is scheduled to begin his presentation at 8:50 a.m. Eastern Standard Time. Mr. Burnham's presentation can also be viewed on our website at http://www.raytheon.com.

Cautionary Statement

Certain statements made in this report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives, and expected performance. Specifically, statements that are not historical facts, including statements accompanied by words such as "believe," "expect," "estimate," "intend," or "plan" are intended to identify forward-looking statements and convey the uncertainty of future events or outcomes. The Company cautions readers that any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide-range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: differences in anticipated and actual program results; risks inherent with large long-term fixed price contracts; the ultimate resolution of contingencies and legal matters; the ability to realize anticipated cost efficiencies; the ability to contain cost growth, particularly at Raytheon Aircraft ; timely development and certification of new aircraft; the effect of market conditions, particularly as it affects the general aviation market; the impact on recourse obligations of Raytheon Aircraft due to changes in the collateral values of financed aircraft, particularly commuter aircraft; the ability to finance ongoing operations at attractive rates; government customers' budgetary constraints; government import and export policies; termination of government contracts; financial and governmental risks related to international transactions; the integration of acquisitions; the impact of competitive products and pricing; the availability of raw materials, particularly at Commercial Electronics; and risks associated with the continuing project obligations and retained assets and liabilities of Raytheon Engineers & Constructors, among other things. Further information regarding the factors that could cause actual results to differ materially from projected results can be found in the Company's reports filed with the Securities and Exchange Commission, including "Item 1-Business" in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2000

RAYTHEON COMPANY


By:   /s/Franklyn A. Caine
         Franklyn A. Caine
         Senior Vice President and
         Chief Financial Officer